                           COURTSIDE ACQUISITION CORP.

                                                     ______________, 2005

Alpine Capital LLC
1700 Broadway, 17th Floor
New York, New York 10019

Gentlemen:

     This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Courtside Acquisition Corp. ("CAC") and continuing until the earlier of the consummation by CAC of a "Business
Combination" or CAC's liquidation (as described in CAC's IPO prospectus) (the
"Termination Date"), Alpine Capital LLC shall make available to CAC certain office space, utilities and secretarial support as may be required by CAC from time to time, situated at 1700 Broadway, 17th Floor, New York, New York 10019.
In exchange therefor, CAC shall pay Alpine Capital LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the
Termination Date.

                                             Very truly yours,

                                             COURTSIDE ACQUISITION CORP.

                                             By:
                                                  ------------------------------
                                                  Name: Richard D. Goldstein
                                                  Title: Chief Executive Officer

AGREED TO AND ACCEPTED BY:

ALPINE CAPITAL LLC

By:
    -----------------------
    Name:
    Title: